Exhibit 99.1

1 Keefe, Bruyette & Woods Community Bank Investor Conference New York City July 31 - August 1, 2012

Forward Looking Statements 2 This presentation contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “can,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support Company’s operations; general economic and business conditions in those areas in which the Company operates; success of any future acquisitions; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for our bank subsidiary to declare dividends to the Company; adequacy of our allowance for loan losses, changes in credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in governmental legislation or regulation, including, but not limited to, any increase in FDIC insurance premiums and regulatory capital standards; changes in accounting policies and practices; changes in business strategy or development plans; changes in the securities markets; changes in consumer spending, borrowing and savings habits; the availability of capital from private or government sources; competition for loans and deposits and failure to attract or retain loans and deposits; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; political instability, acts of war or terrorism and natural disasters; and additional “Risk Factors” referenced in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as supplemented from time to time. When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. The forward-looking statements are made as of the date of these materials, and the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors and security holders are urged to read the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and other documents filed by the Company with the SEC. The documents filed by the Company with the SEC may be obtained at the Company’s website at www.gbnk.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from the Company by directing a request to: Guaranty Bancorp, 1331 Seventeenth St., Suite 345, Denver, CO 80202, Attention: Christopher Treece/Investor Relations; Telephone 303-675-1194.

Company Highlights 3 A Colorado Community Bank NASDAQ Ticker: GBNK Recent Price: $ 1.891 Tangible Book Value: $ 1.62 2, 4 Market Capitalization: $ 200.7 million 1, 3 Total Risk-Based Capital Ratio: 16.50% 2 Tangible Common Equity Ratio: 9.85% 2, 4 GAAP Equity Ratio: 10.29% 2 1Closing Price on July 25, 2012 2As of June 30, 2012 3Based on 106,215,690 Shares Outstanding (Voting and Non-Voting) on June 30, 2012 4See the accompanying reconciliation of non-GAAP measurements to GAAP. Asset Size: $ 1.8 billion 2 Gross Loans: $ 1.1 billion 2 Total Deposits: $ 1.4 billion 2

4 Guaranty Bancorp is uniquely positioned in the Colorado market: Strategically located on the thriving Colorado Front Range, which encompasses 85% of the state’s population A Colorado community bank that has been committed to serving its customers for more than 50 years Poised to capitalize on market dislocation and big bank discontent Commercial and retail offerings delivered through a comprehensive network of branches About Us

Investment Considerations 5 Earnings Momentum Six consecutive quarters of incremental growth in core earnings Net interest income continues to grow as a result of an increased level of earning assets coupled with declining interest expense Continued Asset Quality Improvement Classified assets decreased by $48.2 million or 38.2% during the past four quarters Classified assets to Tier 1 capital and allowance ratio fell to 33.8% at June 30, 2012 Strong Core Deposit Mix and Growth Core deposits increased by $162.4 million, or 15.7%, during the past twelve months Noninterest bearing deposits comprised 40% of total deposits at June 30, 2012 Balance Sheet Growth Net loan growth of $12.0 million since December 31, 2011 despite expected payoffs New loan originations and advances of $254.5 million since December 31, 2011

Investment Considerations 6 Termination of Written Agreement effective May 16, 2012 Full reversal of deferred tax asset valuation allowance as of June 30, 2012 Strong Capital Structure Supportive of Future Growth Tangible Common Equity ratio of 9.85%1 as of June 30, 2012 Total Risk-Based Capital ratio of 16.50% as of June 30, 2012 The Company did not participate in either TARP or SBLF Focus on Expense Management Continued reduction in credit-related costs during the past six quarters Consolidation of six branches FDIC insurance costs and trust preferred interest costs expected to decline during the third quarter Well Positioned for Anticipated Market Consolidation Changing Colorado landscape resulting from several recent bank failures 1 See accompanying reconciliation of non-GAAP measurements to GAAP.

Private Capital Management Acquisition 7 Denver-based Wealth Management company Benefits Rounds out existing trust and private banking wealth management platform Wealth Management platform can be leveraged to grow noninterest income Potential cross-referral opportunities for other banking services Expected to be immediately accretive to earnings Anticipated favorable impact to EPS after the first year Led by a seasoned wealth management expert who is a leader in the community

8 June 30, 2012 Deposit Composition

9 Deposit Trends 21 basis point cost of deposits during second quarter 2012

10 Loan Composition June 30, 2012 Loans by Type

11 Positive CRE Loan Trend CRE2 CRE1 267% at June 30, 2012 47% at June 30, 2012 Regulatory Commercial Real Estate to Regulatory Capital Concentration Guideline (CRE2) Total Commercial Real Estate Loans to Regulatory Capital Regulatory Construction, Land and Land Development to Regulatory Capital Concentration Guideline (CRE1) Total Construction, Land and Land Development Loans to Regulatory Capital

Loan Portfolio Activity1 ($ in thousands) 12 1 Excludes Loans Held for Sale 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012 Loans - Beginning Balance $1,204,580 $1,126,083 $1,091,132 $1,088,358 $1,098,140 $1,109,897 New Credit Extended 33,406 71,044 84,237 117,920 77,041 93,688 Net Existing Credit Advanced 18,615 22,797 15,342 24,249 39,511 44,272 Net Paydowns & Maturities (116,718) (117,612) (95,995) (125,996) (98,908) (134,538) Net Loan Charge-Offs (2,190) (9,024) (4,003) (2,191) (5,586) (1,268) Transfers to OREO (11,610) (2,156) (2,355) (4,200) (301) (1,890) Loans - Ending Balance $1,126,083 $1,091,132 $1,088,358 $1,098,140 $1,109,897 $1,110,161

Classified Assets / Tier 1 Capital & Allowance ($ in thousands) 13 Note: Classified Assets / Tier 1 Capital + ALLL is computed for our subsidiary bank, Guaranty Bank and Trust Company. Classified Assets / Tier 1 Capital and ALLL of 33.8% as of June 30, 2012 Total Adversely Classified Assets Total Adversely Classified Assets to Tier 1 Capital plus ALLL

Strong Capital Ratios 14 12/31/2010 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012 Total Risk Based Capital (RBC) 14.99% 15.82% 16.22% 16.64% 16.33% 16.18% 16.50% Tier 1 RBC Ratio 8.57% 8.79% 9.00% 15.37% 15.06% 14.92% 15.24% Leverage Ratio 6.25% 6.29% 6.71% 11.36% 12.12% 12.43% 12.55% Tangible Common Equity Ratio1 4.32% 4.36% 4.88% 9.42% 9.59% 9.67% 9.85% 1See the accompanying reconciliation of non-GAAP measurements to GAAP. Conversion of Preferred Stock on September 30, 2011

Income Statement and Balance Sheet Trends

($ in thousands)

15

GUARANTY BANCORP℠

	Quarter Ending					
	3/30/11	6/30/2011	9/30/2011	12/31/2011	3/31/2012	6/30/2012
Income Statement (summary)						
Net Interest Income	$ 14,710	$ 14,747	$ 15,112	$ 15,325	$ 15,300	$ 15,383
Provision for Loan Losses	2,000	1,000	1,000	1,000	1,000	500
Noninterest Income	3,280	2,336	5,529	2,800	3,099	2,911
Noninterest Expense	15,476	14,674	17,488	14,849	14,482	17,516
Income Tax Expense (Benefit)	-	-	-	-	-	(5,914)
Net Income	$ 514	$ 1,409	$ 2,153	$ 2,276	$ 2,917	$ 6,192
Balance Sheet (summary)						
Cash and time deposits with banks	$ 184,777	$ 134,896	$ 93,226	$ 109,225	$ 105,273	$ 42,133
Investments	409,126	408,806	314,420	386,141	401,357	398,151
Loans	1,126,083	1,091,132	1,088,358	1,098,140	1,109,897	1,110,161
Allowance for Loan Losses	(46,879)	(38,855)	(35,852)	(34,661)	(30,075)	(29,307)
Other Assets	161,350	151,081	232,216	130,823	129,992	129,401
Total Assets	$1,834,457	$1,747,060	$1,692,368	$1,689,668	$1,716,444	$1,750,539
Deposits	$1,438,320	$1,346,183	$1,330,661	$1,313,786	$1,338,928	$1,378,937
Other Liabilities	236,217	235,143	192,257	204,871	203,243	191,481
Total Liabilities	$1,674,537	$1,581,326	$1,522,918	$1,518,657	$1,542,171	$1,570,418
Stockholders' Equity	159,920	165,734	169,450	171,011	174,273	180,121
Total Liabilities and Stockholder's Equity	$1,834,457	$1,747,060	$1,692,368	$1,689,668	$1,716,444	$1,750,539

Net Interest Margin Trend 16 Net Interest Margin Cost of Funds Yield on Interest Earning Assets 2nd Quarter 2012 Net Interest Margin of 3.86% 2nd Quarter 2012 Cost of Funds of 0.91% 2nd Quarter 2012 Yield on Earning Assets of 4.44%

Core Operating Income ($ in thousands) 17 3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012 Pre-Tax Income $514 $1,409 $2,153 $2,276 $2,917 $278 Non-Core Items1 - - - - - 2,750 Core operating income $514 $1,409 $2,153 $2,276 $2,917 $3,028 Quarter Ending Note: Core operating income is a Non-GAAP measure. Reconciliation to Pre-tax Net Income included above. 1 In the 2nd quarter 2012, a $2.8 million impairment was recognized on two branches identified for planned closure during the 4th quarter 2012.

Noninterest Expense ($ in thousands) 18 Core noninterest expense is noninterest expense which the company believes to be recurrent in nature and resulting from the core operations of the Company. Adjustments from core noninterest expense to total noninterest expense include the FHLB prepayment penalty of $2.7 million incurred in Q3 2011 and the $2.8 million impairment of long-lived assets incurred during the second quarter 2012. Planned branch consolidation of six branches beginning in June 2012 and ending in Q4 2012 is expected to reduce costs by $1.7 million annually and improve efficiency ratio approximately 2.3%.

Colorado Market Opportunity 19

20 Our Marketplace Demographics Colorado National Current Population1 5,114,102 311,212,863 Historical Population Change (2000-2010)1 18.90% 10.59% Projected Population Change (2010-2015)1 7.76% 3.85% Current Median Household Income1 $62,326 $54,442 Projected Household Income Change (2010-2015)1 14.61% 12.39% Current Unemployment Rate2 8.2% 8.2% 1US Census Bureau 2 Bureau of Labor Statistics

21 Our Marketplace Business Climate Colorado is the No. 5 "Best State For Business" in 2011, ranking as the No. 1 state for labor supply, No. 8 for growth prospects, and No. 10 for economic climate and quality of life - Forbes, 2011 Metro Denver ranks ninth and Fort Collins ranks fifth among the 50 "Best Places for Business" in 2011 - Forbes, 2011 Colorado is No. 5 among "America's Top States for Business," ranking highly for workforce, access to capital, business friendliness, and quality of life - CNBC, 2011 Growth Metro Denver has a population of 2.8 million people, and has a growth rate that has consistently outpaced the national rate every decade since the 1930s – Metro Denver Economic Development Corporation In 2010, Colorado was the fourth-fastest growing state with a 1.5 percent population increase - U.S. Bureau of Economic Analysis, 2010 Denver attracted the most relocating adults aged 25 to 34 of any large U.S. metropolitan area from 2008 to 2010 - Brookings Institution: U.S. Census Bureau, 2010 American Community Survey

22 Our Marketplace Economy The Denver-Aurora-Broomfield area ranked first among 337 metro areas for absolute increase in construction employment between February of 2011 and 2012 – Associated General Contractors of America - April 10, 2012 The region's employment across all industries in March was up 2.4 percent over-the-year, while March employment statewide increased 2.1 percent and employment nationwide was up by 1.5 percent – Metro Denver Economic Development Corporation Denver is one of the top 10 national cities to watch, according to the Urban Land Institute / Price Waterhouse Cooper’s 2011 Emerging Trends in Real Estate report, marking the fourth year in a row the report has highlighted Denver among top-tier cities – 2011 Urban Land Institute & PWC Emerging Trends in Real Estate Highly Educated Workforce Of Colorado’s adult population, 36 percent have a bachelor’s degree or higher, making Colorado the second-most highly educated state in the country behind only Massachusetts - U.S. Census Bureau; 2010 American Community Survey Colorado is a national leader for producing scientific and engineering talent, ranking among the top 15 states for science and engineering graduate students per 1,000 individuals ages 25 to 34 years old 2007 - Metro Denver Economic Development Corporation Colorado has the third highest concentration of scientists and engineers in the nation - Milken Institute, 2010

Recent Major Relocations and Expansions 23 United Natural Foods announced on April 12, 2012, that it will build a $45 million distribution center in Aurora. The company expects to add 500 new positions at the facility by mid-2013. Cooper Lighting, a manufacturer of incandescent florescent and LED lighting, announced on April 17, 2012, that with an expansion in Aurora, it expects to create 650 new jobs over the next 10 years. The TriZetto Group, a healthcare technology company, broke ground on April 5, 2012, for its new 186,000-square-foot, world headquarters building at DTC Meridian in Douglas County. TriZetto officials say rapid growth is driving the company to build the new facility. TriZetto expects to add up to 750 new jobs at the facility within five years. SCL Health System, announced in March 2012 the relocation of its corporate headquarters from Kansas to Metro Denver. SCL will create 750 new jobs over the next four years in Denver and Broomfield. Arrow Inc. (a Fortune 140 company) announced in October 2011 that the Company’s global headquarters will be moved to Colorado. Southwest Airlines announced in February 2012 that it will open a new pilot crew base in October 2012 as well as a new flight attendant crew base in the fourth quarter of 2012 at Denver International Airport. The new crew domicile, to be located on Concourse C, will be home to at least 250 pilots and 400 flight attendants. Source: Metro Denver Economic Development Corporation

Recent Major Relocations and Expansions 24 The U.S. Patent and Trademark Office announced on July 2, 2012, that it has selected Denver as one of three new satellite patent offices to be located across the country. The expansion is expected to bring hundreds of patent examiner jobs as well as a considerable number of related positions. J.Schneider Elektrotechnik GmbH, a leading manufacturer of industrial power supplies based in Germany, celebrated the grand opening of its new 23,000-square-foot manufacturing center in Denver on June 22, 2012. Company officials chose Denver above other cities to globalize the manufacturing base for its three business units: transformers, electric drive service centers, and high-voltage, uninterruptable power supplies. Famous Brands International the parent company of the Mrs. Fields cookie chain and TCBY frozen yogurt shops, selected Broomfield from among seven potential sites across the country for its new headquarters because of the area's status as a center for franchising and branding expertise. The company will move its headquarters from Salt Lake City into a 9,600-square-foot space at Broomfield’s Arista complex and will initially employ 40 people. Coleman Co., an international leader in the innovation and marketing of outdoor products, hosted the grand opening of its new global headquarters in Golden on June 11, 2012. Coleman relocated its headquarters back to Colorado from Wichita, Kansas. Xerox announced May 29, 2012, the opening of a new customer call center in Greeley that will create 700 permanent and project-based new jobs by the end of the year. Source: Metro Denver Economic Development Corporation

25 Date of Failure Failed Bank Buyer Actual Acquirer Assets at Assumption Deposits at Assumption 10/21/2011 Community Banks of Colorado NBH Holdings Corp. Bank Midwest, National Association $1,383,932 $1,330,957 7/22/2011 Bank of Choice NBH Holdings Corp. Bank Midwest, National Association $1,066,036 $800,000 7/8/2011 Colorado Capital Bank First Citizens BancShares, Inc. First-Citizens Bank & Trust Company $717,546 $672,753 7/8/2011 Signature Bank First Nebraska Bancs, Inc. Points West Community Bank $66,712 $64,548 1/28/2011 FirsTier Bank FDIC Liquidation - $808,000 $718,797 1/21/2011 United Western Bank First Citizens BancShares, Inc. First-Citizens Bank & Trust Company $2,050,651 $1,651,316 10/2/2009 Southern Colorado National Bank Legacy Bank Legacy Bank $39,500 $31,900 4/10/2009 New Frontier Bank FDIC Liquidation - $1,800,000 $1,500,000 3/20/2009 Colorado National Bank Herring Bancorp, Inc. Herring Bank $123,500 $82,700 The Changing Landscape Failed Banks ($ in thousands) Source: SNL Financial

26 Reconciliations of Non-GAAP Measures

Non-GAAP Measure Reconcilements ($ in thousands, except per share amounts) 27 Tangible Book Value as of June 30, 2012 Stockholders’ Equity $180,121 Less Intangible Assets (8,440) Tangible Stockholders’ Equity $171,681 Shares Outstanding 106,215,690 Tangible Book Value per share $1.62 Book Value per share $1.70 Tangible Common Equity Ratio Stockholders’ Equity $180,121 Less Intangible Assets (8,440) Total Tangible Common Equity $171,681 Total Assets $1,750,539 Less Intangible Assets (8,440) Total Tangible Assets $1,742,099 Tangible Common Equity / Tangible Assets 9.85% Equity Ratio – GAAP1 10.29% 1 Total stockholders’ equity / total assets